UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Under §240.14a-12

Connecticut Water Service, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

This filing relates to the proposed transaction between SJW Group (“SJW Group”) and Connecticut Water Service, Inc. (“Connecticut Water”) pursuant to the Second Amended and Restated Agreement and Plan of Merger, dated as of August 5, 2018, among SJW Group, Hydro Sub, Inc. and Connecticut Water.

The following digital ads were first used by Connecticut Water on September 26, 2018.

Connecticut Water CompanySponsored · 0Maintaining experienced, dedicated professionals & employees to servecustomers across Connecticut & Maine. Support the ideal combinationof CT Water + SJW Group.DisclaimerCautionary Statement Regarding Forward-Looking Statements ...See MoreSJW-CTWS.COMAn Ideal Combination: CT Water + SJW GroupAn Ideal Combination: CT Water+ SJW Group SJW ...rD Like CJ CommentLearn More~Share

Connecticut Water CompanySponsored · 0CT Water and SJW Group are committed to our customers across NewEngland, our employees, and our shareholders. Support the idealcombination of CT Water + SJW Group.DisclaimerCautionary Statement Regarding Forward-Looking Statements ...See MoreSJW-CTWS.COMAn Ideal Combination: CT Water+ SJW GroupAn Ideal Combination: CT Water+ SJW Group SJW ....rb Like 0 CommentI Learn More~Share

C611116tiKIII Connecticut Water Companyww-~ Sponsored · 0Support environmental stewardship, enhanced service, and a dedicatedteam of locally-based employees. Support the ideal combination of CTWater + SJW Group.DisclaimerCautionary Statement Regarding Forward-Looking Statements ...See MoreSJW-CTWS.COMAn Ideal Combination: CT Water + SJW GroupAn Ideal Combination: CT Water+ SJW Group SJW ...rD Like CJ CommentLearn More~Share

Connecticut Water CompanySponsored · 0Dedicated local professionals supporting more than 1.5 millioncustomers. Support the ideal combination of CT Water + SJW Group.DisclaimerCautionary Statement Regarding Forward-Looking Statements ...See MoreSJW-CTWS.COMAn Ideal Combination: CT Water + SJW GroupAn Ideal Combination: CT Water+ SJW Group SJW ...rfJ Like 0 CommentI Learn More~Share

Cautionary Statement Regarding Forward-Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Some of these forward-looking statements can be identified by the use of forward-looking words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “projects,” “strategy,” or “anticipates,” or the negative of those words or other comparable terminology.

The accuracy of such statements is subject to a number of risks, uncertainties and assumptions including, but not limited to, the following factors: (1) the risk that the conditions to the closing of the transaction are not satisfied, including the risk that required approval from the shareholders of Connecticut Water for the transaction is not obtained; (2) the risk that the regulatory approvals required for the transaction are not obtained, on the terms expected or on the anticipated schedule; (3) the effect of water, utility, environmental and other governmental policies and regulations; (4) litigation relating to the transaction; (5) the ability of the parties to the transaction to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; (6) the occurrence of any event, change or other circumstance that could give rise to the termination of the transaction agreement between the parties to the proposed transaction; (7) changes in demand for water and other products and services of Connecticut Water; (8) unanticipated weather conditions; (9) catastrophic events such as fires, earthquakes, explosions, floods, ice storms, tornadoes, terrorist acts, physical attacks, cyber-attacks, or other similar occurrences that could adversely affect Connecticut Water’s facilities, operations, financial condition, results of operations, and reputation; (10) risks that the proposed transaction disrupts the current plans and operations of Connecticut Water; (11) potential difficulties in employee retention as a result of the proposed transaction; (12) unexpected costs, charges or expenses resulting from the transaction; (13) the effect of the announcement or pendency of the proposed transaction on Connecticut Water’s business relationships, operating results, and business generally, including, without limitation, competitive responses to the proposed transaction; (14) risks related to diverting management’s attention from ongoing business operations of Connecticut Water; (15) the trading price of Connecticut Water’s common stock; and (16) legislative and economic developments.

In addition, actual results are subject to other risks and uncertainties that relate more broadly to Connecticut Water’s overall business and financial condition, including those more fully described in Connecticut Water’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including, without limitation, its annual report on Form 10-K for the fiscal year ended December 31, 2017 and its quarterly report on Form 10-Q for the period ended June 30, 2018. Forward-looking statements are not guarantees of performance, and speak only as of the date made, and neither Connecticut Water nor its management undertakes any obligation to update or revise any forward-looking statements except as required by law.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Connecticut Water by SJW Group. In connection with the proposed transaction, on August 20, 2018, Connecticut Water filed a preliminary proxy statement on Schedule 14A with the SEC, as amended by that Amendment No. 1 to the preliminary proxy statement on Schedule 14A filed with the SEC on September 21, 2018. Connecticut Water and SJW Group intend to file other relevant materials with the SEC, including Connecticut Water’s definitive proxy statement on Schedule 14A. SHAREHOLDERS OF CONNECTICUT WATER ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING CONNECTICUT WATER’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov, and Connecticut Water’s shareholders will receive information at an appropriate time on how to obtain transaction-related documents free of charge from Connecticut Water.

Participants in Solicitation

SJW Group and its directors and executive officers, and Connecticut Water and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Connecticut Water’s common stock in respect of the proposed transaction. Information about the directors and executive officers of SJW Group is set forth in the proxy statement for SJW Group’s 2018 Annual Meeting of Stockholders, which was filed with the SEC on March 6, 2018. Information about the directors and executive officers of Connecticut Water is set forth in the proxy statement for Connecticut Water’s 2018 Annual Meeting of Shareholders, which was filed with the SEC on April 6, 2018. Investors may obtain additional information regarding the interest of such participants by reading the preliminary proxy statement regarding the proposed transaction, which was filed on August 20, 2018, as amended by that Amendment No. 1 to the preliminary proxy statement on Schedule 14A filed with the SEC on September 21, 2018, and the definitive proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available.